Exhibit 10.51

AMENDMENT NO. 2 TO LEASE

THIS AMENDMENT NO. 2 TO LEASE (“Amendment”) is made as of May 25, 2011, by and between ST. PAUL FIRE AND MARINE INSURANCE COMPANY, a Connecticut corporation (“Landlord”) and KIPS BAY MEDICAL, INC., a Delaware corporation (“Tenant”).

RECITALS:

A.                                   St. Paul Properties, Inc., a Delaware corporation (“Properties”) and Tenant were parties to that certain Lease dated July 26, 2007 (the “Original Lease”), for premises described therein (the “Premises”).

B.                                     On October 9, 2009, Properties merged with and into Landlord, Properties’ only, shareholder with Landlord being the survivor of the merger; and

C.                                     Landlord and Tenant entered into a certain Amendment No. 1 to Lease dated June 14, 2010 (the “First Amendment”; the Original Lease and the First Amendment may be referred to herein collectively as the “Lease”).

D.                                    In September, 2010, Landlord changed the jurisdiction of its organization from Minnesota to Connecticut.

E.                                      Landlord and Tenant wish further to amend the Lease to reflect certain additional agreements between them,

NOW, THEREFORE, in consideration of the Premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

AGREEMENT:

1.                                       Defined Terms. Unless otherwise indicated, capitalized terms shall be defined in the manner set forth in the Lease.

2.                                       Extension of Term. The Term of the Lease is hereby extended for a period of thirty six (36) months commencing October 1, 2011 (the “Second Extension Commencement Date”) and ending on September 30, 2014 (such period the “Second Extension Term”).

3.                                       Base Rent. During the Second Extension Term, Tenant shall pay Base Rent for the Premises in the amount of:

(a)                                  $44,532.00 per annum ($3,711.00 per month) for the period beginning on the Second Extension Commencement Date through and including September 30, 2012;

(b)                                 $45,670.08 per annum ($3,805.84 per month) for the period beginning on October 1, 2012, through and including September 30, 2013; and

(c)                                  $46,808.04 per annum ($3,900.67 per month) for the period beginning on October 1, 2013, through and including September 30, 2014,

without deduction or setoff therefrom, payable at the time and in the manner set forth in the Lease, as amended by this Amendment, for the payment of Base Rent.

4.                                       Amendments.

(a)                                  Effective on the date of this Amendment, Landlord’s address for the payment of Rent appearing in the Data Sheet is deleted and the following substituted therefor:

“St. Paul Fire and Marine Insurance Company
c/o NorthMarq Real Estate Services
SDS-12-2659, PO Box 86
Minneapolis, MN 55486-2659”

(b)                                 Effective on the date of this Amendment, the notice addresses for Landlord and for Landlord’s Managing Agent appearing in the Data Sheet are deleted and the following substituted therefor:

“Landlord: St. Paul Fire and Marine Insurance Company 385 Washington Street St. Paul, Minnesota 55102		Landlord’s Managing Agent Northmarq Realty Services, LLC 3500 American Boulevard West, Suite 200 Bloomington; Minnesota 55431
Attention:	Vice President — Asset Management	Attention:	Vice President Property Management”

(c)                                  Effective on the date of this Amendment, Paragraphs 31, 32 and 33 of the Original Lease and Paragraph 4 of the First Amendment are deleted and of no further force or effect. The parties acknowledge and agree that the extension of the Term contemplated by Paragraph 2 hereof constitutes the exercise of the right of renewal granted by Paragraph 32 of the Original Lease and that Tenant has no further rights of renewal or extension.

5.                                       Additional Agreements.

(a)                                  As-Is Condition. Landlord and Tenant agree that on the Second Extension Commencement Date, Tenant shall accept the Premises in their then AS-IS, WITH ALL FAULTS CONDITION. Tenant acknowledges that neither Landlord nor any agent or employee of Landlord has made any representation or warranty with respect to the

Premises or any other portion of the Building, including, without limitation, any representation or warranty with respect to the suitability or fitness of the Premises or any other portion of the Building for the conduct of Tenant’s business in the Premises.

(b)                                 Brokerage. Each of the parties agrees that it has had no dealings with any broker other than NorthMarq Realty Services (Jason Meyer) as to Landlord and Jones Lang LaSalle (Chris Hickok) as to Tenant, and each party hereby agrees to defend, indemnify and hold the other harmless from and against all costs, expenses, attorneys’ fees or other liability for commissions or other compensation or charges claimed by any broker or agent other than the brokers listed above claiming by or through Landlord or Tenant, respectively, with respect to this Amendment.

6.                                       Reference to and Effect on the Lease.

(a)                                  Upon the effectiveness of this Amendment, each reference in the Lease to “this Lease”, “hereunder”, “hereof’, “herein” or words of like import referring to the Lease shall mean and be a reference to the Lease as amended hereby.

(b)                                 Except as specifically set forth above, the Lease remains in full force and effect and is hereby ratified and confirmed.

(c)                                  Wherever there exists a conflict between this Amendment and the Lease, the provisions of this Amendment shall control.

(d)                                 This Amendment, together with the Lease, constitute the complete agreement of Landlord and Tenant as to the matters set forth herein and may not be waived, modified or changed, except by writing signed by both Landlord and Tenant.

7.                                       Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota.

8.                                       Counterparts. This Amendment may be executed in counterparts, all of which, when taken together, shall constitute one and the same original.

8.                                       Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.                                       Time of Essence. Time shall be of the essence as to each and every provision of this amendment.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

LANDLORD:			TENANT:

ST. PAUL FIRE AND MARINE			KIPS BAY MEDICAL, INC.
INSURANCE COMPANY

By:	/s/ Michael D. Elnicky		By:	/s/ Scott Kellen
	Name:	Michael D. Elnicky		Name:	Scott Kellen
	Its:	ASSET MANAGER		Its:	CFO